UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021

Aemetis, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36475	26-1407544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700

Cupertino, CA 95014

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 213-0940

______________________________________________

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AMTX	NASDAQ Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

☐     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the Company held on August 26, 2021, the following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1: Election of Director

	For	Withhold	Broker Non-Vote
Naomi L. Boness	17,256,095.32	619,713	7,082,063

The foregoing candidate was elected to the Company’s board of directors.

Proposal 2: Ratification of Auditors

For	Against	Abstain
17,593,640.32	6,760,042	604,189

The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified.

Proposal 3: Reincorporation of Aemetis, Inc. from the State of Nevada to the State of Delaware and Adoption of Other Corporate Changes

For	Against	Withhold
17,582,191.32	6,772,755	602,925

The proposal to reincorporate the Company from the State of Nevada to the State of Delaware and adopt certain other corporate changes was ratified.

Proposal 4: Ratification of the Proposed Amendment to the Aemetis, Inc. 2019 Stock Plan

For	Against	Withhold
17,565,813.32	6,774,881	617,177

The proposed amendment to the Company’s 2019 Stock Plan was ratified.

Proposal 5: Authorization to Adjourn the Annual Meeting

For	Against	Withhold	Broker Non-Vote
17,236,668.32	42,320	596,820	7,082,063

The authorization to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of Proposal No. 3 was ratified.

Proposal 6: Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
7,425,267.81	717,346	9,099,129	634,065.5	7,082,063

The Company’s stockholders recommended, on an advisory basis, to hold an advisory vote on the Company’s executive compensation every three years. Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the Company’s executive compensation every three years, until the next advisory vote on the frequency of stockholder votes on the Company’s executive compensation.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.

August 30, 2021	By:	/s/ Eric A. McAfee
Eric A. McAfee
Chief Executive Officer

3